Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated February 10, 2020 to the

Statutory Prospectus for Class A, Institutional Class, Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020

Disclosure Relating to AllianzGI Green Bond Fund (the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Performance Information” is hereby revised and restated as follows:

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Other share classes would have different performance due to the different expenses they bear. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are different from the actual results of the predecessor class, due to differing levels of fees and expenses paid. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 01/01/2019–03/31/2019	4.36%
Lowest 10/01/2019–12/31/2019	-0.60%

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	Fund Inception (11/19/18)
Class A — Before Taxes	5.99%	5.93%
Class A — After Taxes on Distributions	4.92%	4.97%
Class A — After Taxes on Distributions and Sale of Fund Shares	3.53%	4.11%
Institutional Class — Before Taxes	10.35%	9.89%
Class P — Before Taxes	10.32%	9.79%
ICE BofA Green Bond Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	10.10%	10.44%
Lipper Core Bond Funds Average	8.69%	9.37%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Please retain this Supplement for future reference.